Exhibit 99.1
December 2023 NASDAQ: NRBO 1 February 2024 NeuroBo Pharmaceuticals, Inc.

2 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “believes”, “expects”, “anticipates”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “projects,” “plans”, “estimates” or the negative of these words or other comparable terminology (as well as other words or expressions referencing future events, conditions or circumstances). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements include statements regarding the market size and potential growth opportunities of our current and future product candidates, capital requirements and use of proceeds, clinical development activities, the timeline for, and results of, clinical trials, regulatory submissions, and potential regulatory approval and commercialization of its current and future product candidates. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including, without limitation, those risks associated with our ability to execute on its commercial strategy; the timeline for regulatory submissions; ability to obtain regulatory approval through the development steps of our current and future product candidates, the ability to realize the benefits of the license agreement with Dong-A ST Co. Ltd., including the impact on future financial and operating results of NeuroBo; the cooperation of our contract manufacturers, clinical study partners and others involved in the development of our current and future product candidates; potential negative interactions between our product candidates and any other products with which they are combined for treatment; our ability to initiate and complete clinical trials on a timely basis; our ability to recruit subjects for our clinical trials; whether we receive results from our clinical trials that are consistent with the results of pre-clinical and previous clinical trials; impact of costs related to the license agreement, known and unknown, including costs of any litigation or regulatory actions relating to the license agreement; effects of changes in applicable laws or regulations; whether we are able to regain compliance with Nasdaq listing requirements; and effects of changes to our stock price on the terms of the license agreement and any future fundraising. These forward-looking statements are based on information currently available to us and our current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2022 and our other filings with the Securities and Exchange Commission. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this presentation. This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

3 Strong Leadership Team Management Team Hyung Heon Kim, Chief Executive Officer Robert Homolka, SVP Clinical Operations Stephen Harrison, M.D., Consulting Chief Medical Officer Sung-Jin Kim, Pharmacist, Director of Corporate Strategy Mi-Kyung Kim, Ph.D., RPh, Chief Scientific Officer Marshall H. Woodworth, Acting Chief Financial Officer ▪ 20+ years of experience in M&A, financing and corporate governance ▪ 10+ years of licensing, M&A and compliance with Dong-A Group ▪ Former General Counsel/SVP at Dong-A ST and Dong-A Socio Group ▪ BA Soonghsil University, JD Washington University School of Law ▪ 25+ years in drug discovery research at Dong-A ST ▪ Specialized in diabetes, obesity, MASH, immune-mediated diseases ▪ Ph.D., RPh, College of Pharmacy, Ewha Womans University ▪ 35+ years in pharmaceutical and biotech development ▪ Sr. director of clinical operations in Adiso Therapeutics ▪ Director of clinical operations at Shire/Takeda pharmaceuticals ▪ Director of experimental trial management at AstraZeneca ▪ MASH/NAFLD clinical trials expert, ~300 peer reviewed publications ▪ Visiting Professor, Hepatology, Oxford University ▪ M.D. University of Mississippi ▪ Col (ret.) USA, MC ▪ 35+ years of financial experience ▪ 20+ years working with life science investors and analysts ▪ CFO of Nevakar Inc., Braeburn Pharmaceuticals Inc., Aerocrine AB and Furiex Pharmaceuticals Inc. ▪ BS University of Maryland, MBA Indiana University ▪ 18+ years on pharmaceutical industry at Dong-A ST ▪ Team lead of corporate planning ▪ Study manager of clinical trials specialized in diabetes ▪ Manager of business development

4 Compelling Investment Opportunity Targeting MASH and Obesity with a Pipeline of Next Generation Therapeutics ▪ Aiming to Increase Shareholder Value through Multiple, Near-Term, Value Creating Milestones • DA-1241 ✓ Open IND for Treatment of MASH and Type 2 Diabetes ✓ Actively recruiting into a Phase 2a for DA-1241 in subjects with presumed MASH ✓ Completed SAD and MAD studies (in healthy volunteers and subjects with T2D) • DA-1726 ✓Open IND for Treatment of Obesity ▪ Backed by Strategic Partner and Major Shareholder, Dong-A ST ▪ Well Capitalized With $25.8 million in Cash at the end of Q3 2023. Cash runway into Q4 2024 ▪ Exploring Strategic Opportunities to Out-License legacy assets

5 Pipeline Asset Preclinical Phase 1 Phase 2 DA-1241 (GPR119 Agonist) DA-1726 (GLP1R/GCGR Dual Agonist) 2a 2b OBESITY Indication Phase 3 MASH Obesity

6 Multiple Near-Term Milestones: Targeting to Increase Shareholder Value Investments in the current DA-1241 Phase 2a and planned DA-1726 Phase 1 have the potential for significant returns in the event of clinical and regulatory success H1 2025 Meeting with FDA 2024 2025 H2 2025 Phase 2b Protocol Submission DA-1241 Q3 2024 Phase 2a Last Patient Last Visit Q4 2024 Phase 2a Top Line Results  Q1 2024 Phase 1 IND No Objections DA-1726 H1 2025 Phase 1 (Part 1) Last Patient Visit H1 2024 Phase 1 (Part 1) First Patient In H2 2024 Phase 1 (Part 2) First Patient In H1 2025 Phase 1 (Part 1) Top Line Results H2 2025 Phase 1 (Part 2) Top Line Results H2 2025 Phase 1 (Part 2) Last Patient Visit * These milestones assume regulatory and clinical success, which is not guaranteed

December 2023 NASDAQ: NRBO 7 DA-1241 Orally Available, Potential First-in-Class GPR119 Agonist for the Treatment of MASH

8 DA-1241: Competitive Differentiation 1. https://ir.madrigalpharma.com/news-releases/news-release-details/madrigal-announces-positive-topline-results-pivotal-phase-3 Resmetirom DA-1241 Developer Madrigal NeuroBo Indication MASH MASH Status Phase 3 completed NDA Submitted Phase 2 Action THR (Thyroid hormone receptor) β agonist GPR119 agonist Dosage Once daily, oral Once daily, oral Efficacy in Human MASH resolution with more than a 2-point reduction in MASH Activity Score (100mg: 30%, 80mg: 26%, Placebo: 10%)(1) Effective in treating or modifying the progression of MASH, NAFLD Activity Score and Biomarkers Safety in Human Mild/transient diarrhea, mild nausea(1) Headache, somnolence, fatigue, hypoglycemia, and cold sweat (reported in Phase I studies) Differentiation If approved by the NDA, the first treatment for MASH 1. Unique mechanism of action. Works on inflammation associated with MASH 2. Can be used as a monotherapy or in combination with other therapies 3. Synergistic effect(s) when co-administered with a DPP4 or GLP1R agonist

9 DA-1241 Effect on Pathogenesis in MASH as a Monotherapy GPR119 activation: Monocytes and macrophages ▪ Macrophage activation ▪ Monocyte recruitment ▪ Macrophage differentiation → Reduction in hepatic and systemic inflammation Hepatic stellate cells Stellate cell activation → Reduce hepatic fibrogenesis Hepatocytes and intestinal L-cells De novo lipogenesis Dietary fat absorption → Reduce hepatic steatosis Steatosis Steatohepatitis Fibrosis DAMPs: danger-associated molecular patterns PAMPs: pathogen-associated molecular patterns ECM: extracellular matrix

10 GPR119 in Glucose Control when Co-Administered with Other Therapies ▪ Effectively decreased hepatic inflammation ▪ Reduced systemic inflammation and fibrosis biomarkers ▪ Reduced hepatic lipid and collagen deposition in the liver of MASH mice Activation of GLP1 Receptor Effects ▪ Pancreas • Increase proliferation of beta cells • Prevent the apoptosis of beta cells • Increase insulin biosynthesis • Increase insulin secretion • Increase insulin biosynthesis Liver effect Pancreas effect Intestine Active GLP1 Inactive GLP1 DPP4 Inhibitor + - GLP1R Agonists GLP1 receptor Stomach effect Brain Food ingestion Changes of 22 stellate cell activation-related genes Changes of 17 inflammation signaling-related genes ▪ Liver • Decrease glucose production ▪ Stomach • Decrease gastric emptying ▪ Brain • Decrease appetite

11 DA-1241: Differentiated Anti-Inflammatory Effect in MASH Mice (1-3) ▪ DA-1241 was shown to improve BOTH hepatic and systemic inflammation effectively ▪ Co-administered with a DDD4 potentiated the anti-inflammatory effect 38 100 84 68 58 103 0 20 40 60 80 100 120 Change in Plasma Inflammatory Cytokine & Chemokines after 8-week treatment in DIO-MASH mice (2,3) CCL2 (%) 27 100 58 68 44 91 0 20 40 60 80 100 120 TNFα (%) 40 100 77 75 51 94 0 20 40 60 80 100 120 CXCL10 (%) 1.2 4.5 3.0 2.5 2.1 3.9 0 1 2 3 4 5 Galectin-3-positive area (%) Notes: GPR119 (G Protein-Coupled Receptor 119); MASH (Non-Alcoholic Steatohepatitis); GLP-1 (Glucagon-Like Peptide 1); DA-1241 (L), 30 mg/kg/day; DA-1241 (H), 100 mg/kg/day; Elafibranor (PPARα/δ agonist with anti-inflammatory effects; discontinued in Phase 3 for MASH); Sitagliptin (JANUVIATM, approved DPP4 inhibitor for T2DM) 1. Dong-A Study Report 103420 2. Dong-A Study Report 104458 3. Park H et al. 80th Scientific Session of American Diabetes Association, 2020, Poster presentation 216-LB Change in Hepatic Immune Cell Infiltration after 8-week treatment in DIO-MASH mice (1,3) 0.0 2.4 1.7 1.8 1.2 1.7 0 1 2 3 Inflammation score

12 Combo: Synergistic Effects with a DPP4 Inhibitor in DIO-MSH Mice ▪ Increased plasma active GLP-1 in DIO-MASH mice ▪ Augmented improvement in steatosis, inflammation, and fibrosis compared to monotherapy ▪ Inhibited stellate cell activation (αSMA+ area) further in the liver ▪ Improved Fibrosis-related biomarkers (PINP and TIMP-1) in plasma accordingly C57BL/6 mice 12 weeks Western diet w/ or w/o each drug 30 weeks Pre-biopsy (-3w) Post-biopsy (after 12w) Western diet Liver Histology Plasma Fibrosis Markers Liver Damage Markers Kim MK et al., Biomed Pharmacother. 2023 Oct;166:115345.

13 DA-1241: Ongoing Phase 2a in MASH Support use as a monotherapy Study Design Study Overview ▪ A multicenter, randomized, double-blind, placebo-controlled, parallel, Phase 2a clinical trial to evaluate the efficacy and safety of DA-1241 in subjects with presumed non-alcoholic steatohepatitis Primary Endpoint ▪ ALT change from baseline in alanine transaminase Study Design ▪ 2 Part study • Part 1: DA-1241 50mg, DA-1241 100mg, Placebo • Part 2: DA-1241 100mg + Sitagliptin 100mg, Placebo No. of Subjects ▪ Approximately 90 subjects with presumed MASH Location ▪ Approximately 25 centers in the United States Enrollment (planned) ▪ FPI August 2023 ▪ LPLV June 2024 ▪ DA-1241 modified the progression of MASH in Ob-MASH mice ▪ Exploring improved biomarkers (CCL2, TNFa, and TIMP1), liver fat content, and stiffness as measured by Fibroscan and MRI Exploring Co-Administration with a DPP4 inhibitor ▪ Identify ability to effectively decreased hepatic inflammation ▪ Explore ability to reduce systemic inflammation and fibrosis biomarkers ▪ Reduced hepatic lipid and collagen deposition in Ob-MASH mice Notes: FPFV (First Patient First Visit); LPO (Last Patient Last Visit)

14 DA-1241: Potential Advantages in MASH DA-1241 Potential Advantages in MASH ▪ GPR119 therapeutic target is to inhibit steatosis, inflammation and fibrosis and the treatment or progression of MASH ▪ DA-1241 is an advanced GPR119 agonist with proven enhanced efficacy in animal models ▪ Its effect is enhanced when combined with a DPP4 inhibitor • Inhibit fatty acid biosynthesis in the liver • Inhibit post-prandial TG/CHO absorption • Promote lipophagy • Stimulate insulin and GLP-1 secretion • Inhibit gluconeogenesis in the liver • Protect beta cell death from ER stress • Inhibit macrophage differentiation • Inhibit inflammasome activation caused by PAMPs/DAMPs • Inhibit hepatic stellate cell activation by blocking TGFβ signaling

December 2023 NASDAQ: NRBO 15 DA -1726 A Novel GLP1R/GCGR Dual Agonist for the Treatment of Obesity

16 DA-1726: Competitive Differentiation Survodutide Mazdutide DA-1726 Semaglutide Tirzepatide Developer Boehringer Ingelheim Innovent Biologics Lilly NeuroBo Novo Nordisk Lilly Indication Obesity Obesity Obesity Obesity Obesity Status Phase 2 completed Phase 3 (China) Phase 1 (USA) Phase 1 Initiation 1H 2024 Marketed (Obesity/Wegovy®) Marketed (T2D/Ozempic®) Marketed (Obesity/Zepbound®) Marketed (T2D/Mounjaro®) Action Glucagon/GLP-1 receptor dual agonist Glucagon/GLP-1 receptor dual agonist Dual Agonist: GLP-1R (Glucagon-Like Peptide 1 receptor), GCGR (Glucagon receptor) dual agonist GLP-1R(Glucagon-like peptide-1 receptor) agonist GLP-1R(Glucagon-like peptide-1 receptor) & GIPR(Glucose-dependent insulinotropic polypeptide receptor) dual agonist Dosage Survodutide 4.8mg, once weekly, injection Mazdutide 9mg, once weekly, injection Exploratory dosing in Phase 1 Semaglutide 2.4mg, once weekly, injection Tirzepatide 15mg, once weekly, injection Efficacy in Human Body weight loss, 16.7% @ 46-week Body weight loss, 15.4% @ 24-week (interim analysis) Exploratory efficacy in Phase 1 Body weight loss, 12.4% @ 68-week Body weight loss, 20.1% @ 72-week Safety in Human Nausea, vomiting, diarrhea, constipation, Treatment discontinuations due to AEs: 28.6% Nausea, diarrhea, vomiting, abdominal distension Exploratory safety in Phase 1 Nausea, diarrhea, vomiting, constipation, abdominal pain Nausea, diarrhea, decreased appetite, vomiting, constipation Differentiation First-in-class for obesity, Not reached plateau at week 46 No discontinued treatment due to adverse events in interim analysis • Weight loss similar or better as compared to semaglutide • Better tolerability due to balance approach as compared to semaglutide In clinical preparation for 7.2 mg dose in obesity and T2D patients; In recruiting participants for MASH P3 Higher efficacy

17 DA-1726: Mechanism of Action DA-1726 is a novel oxyntomodulin analogue functioning as a GLP1R/GCGR dual agonist for the treatment of obesity Notes: GLP1R/GCGR (Glucagon-Like Peptide 1 Receptor/Glucagon Receptor); GLP-1 (Glucagon-Like Peptide 1) 1. Pocai A. Mol Metab.2014;3:241-51 ▪ Oxyntomodulin • a gut hormone released from intestinal L-cells after meal ingestion resulting in dual agonism of the GLP-1 receptor and glucagon receptor ▪ Reduces food intake (GLP-1 R) and increases energy expenditure (GCGR) in humans, potentially resulting in superior body weight lowering Physiological effects of oxyntomodulin(1)

18 DA-1726: Therapeutic Potential in Obesity(1-3) — Semaglutide Comparison DA-1726 outperformed Semaglutide (WEGOVY ), a GLP-1 agonist, in mouse models of obesity* *Statistically significant compared to control Notes: GLP1R/GCGR (Glucagon-Like Peptide 1 Receptor/ Glucagon Receptor); HF-DIO (High Fat-Diet Induced Obesity); GLP-1 (Glucagon-Like Peptide 1). 1. Dong-A Study Report 104561. All treatments given as twice weekly injections. 2. Dong-A Study Report 104455. All treatments given every 3 days as injections. 3. Kim TH et al. 82nd Meeting of the American Diabetes Association. 2022; Abstract 1403-P. 100.0% 72.1% 86.7% 80.2% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Weight loss observed from DA-1726 is attributed to reduced food intake via GLP1R and increased energy expenditure via the GCGR BWL in HF-DIO Obese Mice DA-1726 vs Semaglutide (1,3) % Change in BW from Baseline (Corrected to HF Control) -30 -25 -20 -15 -10 -5 0 0 2 4 6 8 10 12 14 16 19 21 25 27 Treatment Day High Fat Control Semaglutide (250 nmol/kg)* DA-1726 (100 nmol/kg)* DA-1726 (200 nmol/kg)* (16.3%) (19.3%) (26.8%) BWL in HF-FATZO T2DM/Obese Mice DA-1726 vs Semaglutide (2,3) % Change in BW from Baseline (Corrected to HF Control) -35 -30 -25 -20 -15 -10 -5 0 0 2 4 6 8 10 12 14 16 18 20 22 25 Treatment Day High Fat Control Semaglutide (250 nmol/kg)* DA-1726 (100 nmol/kg)* DA-1726 (250 nmol/kg)* (12.5%) (14.9%) (25.4%) Cumulative Food intake in HF-DIO Obese Mice DA-1726 vs Semaglutide (1,3)

19 DA-1726: Therapeutic Potential in Obesity (1,2) — Tirzepatide Comparison DA-1726 shows similar weight loss while consuming more food compared to Tirzepatide (Mounjaro ) Notes: HF-DIO (High Fat-Diet Induced Obesity); BWL (Body Weight Loss) 1. Dong-A Study Report 105497. All treatments given as twice weekly injections. 2. Jung I-H et al. 83rd Meeting of the American Diabetes Association. 2023; Abstract 1668-P. Weight loss is attributed to reduced food intake and increased energy expenditure Cumulative Food intake in HF-DIO Obese Mice DA-1726 vs Tirzepatide (1,2) Plasma Biochemistry Analysis DA-1726 vs Tirzepatide (1,2) -40 -35 -30 -25 -20 -15 -10 -5 0 0 4 6 8 12 14 18 20 22 26 Treatment Day High Fat Control Tirzepatide (50 nmol/kg)* Tirzepatide (100 nmol/kg)* DA-1726 (100 nmol/kg)* DA-1726 (200 nmol/kg)* 100.0% 69.0% 58.0% 89.3% 78.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% High Fat Control Tirzepatide 50 nmol/kg* Tirzepatide 100 nmol/kg* DA-1726 100 nmol/kg* DA-1726 200 nmol/kg * * * * * * * * * * * * * * * 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% ALT AST T-BIL GLU T-CHO TG High Fat Control Tirzepatide 50 nmol/kg Tirzepatide 100 nmol/kg DA-1726 100 nmol/kg DA-1726 200 nmol/kg BWL in HF-DIO Obese Mice DA-1726 vs Tirzepatide (1,2)

20 DA-1726: Phase 1 Study to Evaluate PK/PD and Safety Rationale for study ▪ Gain a robust understanding of safety, tolerability of various dose levels in humans. ▪ Superior weight loss compared with the pair-fed group, indicating much of the weight loss was attributed to reduced food intake via activation of GLP-1 ▪ Superior to both the pair-fed and control groups in energy expenditure (secondary to glucagon activation) ▪ Potentially superior weight loss compared to approved obesity products Notes: MAD (Multiple Ascending Dose); SAD (Single Ascending Dose); PK (Pharmacokinetic); PD (Pharmacodynamic); FPFV (First Patient First Visit); LPLV (Last Patient Last Visit). Phase I Study overview ▪ 2-part study • Part 1—Single ascending dose study • Part 2—Multiple ascending dose study Population ▪ Obese otherwise healthy No. of Subjects ▪ Approximately 100 subjects for both studies Location ▪ United States

December 2023 NASDAQ: NRBO 21 Financials and Capitalization

22 Cash Balance and Capitalization Table Cash Balance As of September 30, 2023 Cash $25.8 million Debt none Capitalization Table as of December 31, 2023 Common Stock Equivalents Common Stock 4,906,032 Warrants (WAEP $145.54)(1) 203,914 Options (WAEP $398.30) 4,700 Common Stock Shares Available for Issuance under Equity Incentive Plans 469,936 Fully Diluted 5,584,582 1. No ratchets, price resets or anti-dilution provisions. Presumes $0.00 exercise price for each Series B warrant exchangeable for one share of common stock.

23 Multiple Near-Term Milestones: Targeting to Increase Shareholder Value Investments in the current DA-1241 Phase 2a and planned DA-1726 Phase 1 have the potential for significant returns in the event of clinical and regulatory success H1 2025 Meeting with FDA 2024 2025 H2 2025 Phase 2b Protocol Submission DA-1241 Q3 2024 Phase 2a Last Patient Last Visit Q4 2024 Phase 2a Top Line Results  Q1 2024 Phase 1 IND No Objections DA-1726 H1 2025 Phase 1 (Part 1) Last Patient Visit H1 2024 Phase 1 (Part 1) First Patient In H2 2024 Phase 1 (Part 2) First Patient In H1 2025 Phase 1 (Part 1) Top Line Results H2 2025 Phase 1 (Part 2) Top Line Results H2 2025 Phase 1 (Part 2) Last Patient Visit * These milestones assume regulatory and clinical success, which is not guaranteed

December 2023 NASDAQ: NRBO 24 Investment Thesis

25 Compelling Investment Opportunity Targeting MASH and Obesity with a Pipeline of Next Generation Therapeutics ▪ Aiming to Increase Shareholder Value through Multiple, Near-Term, Value Creating Milestones • DA-1241 ✓ Open IND for Treatment of MASH and Type 2 Diabetes ✓ Actively recruiting into a Phase 2a for DA-1241 in subjects with presumed MASH ✓ Completed SAD and MAD studies (in healthy volunteers and subjects with T2D) • DA-1726 ✓Open IND for Treatment of Obesity ▪ Backed by Strategic Partner and Major Shareholder, Dong-A ST ▪ Well Capitalized With $25.8 million in Cash at the end of Q3 2023. Cash runway into Q4 2024 ▪ Exploring Strategic Opportunities to Out-License legacy assets

December 2023 NASDAQ: NRBO 26 Thank You! Investor Contacts: Rx Communications Group Michael Miller +1 917.633.6086 mmiller@rxir.com NeuroBo Pharmaceuticals Marshall Woodworth +1 919.749.8748 marshall.woodworth@neurobopharma.com